EXHIBIT 99.1
GOLDMAN SACHS [LOGO]

                                               GSAMP 2003-HE2 INITIAL                            12:22 Thursday, July 10, 2003   1
                                              Portfolio Summary Report
                                          Prepared by Goldman, Sachs & Co.

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Pg   Pool Classification                         Loans  Principal Balance     Actual Balance  Curr WAC  6/1 WAM  6/1 Age
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0001 ALL                                         4,221    $662,768,915.81    $662,708,103.84     7.525   353.27     0.41
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*** TOTALS ***                                   4,221    $662,768,915.81    $662,708,103.84
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GOLDMAN SACHS [LOGO]

Project:              GSAMP 2003-HE2 INITIAL                                              July 10, 2003  12:22  PAGE 0001
All                   ALL

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|Loans|Principal Balance|    Actual Balance|Curr WAC| 6/1 WAM|6/1 Age|1st Cap|Per Cap|Maxrate|6/1 MTR|Margin|   OLTV|COLTV|   FICO|
|_____|_________________|__________________|________|________|_______|_______|_______|_______|_______|______|_______|_____|_______|
|4,221|  $662,768,915.81|   $662,708,103.84|   7.525|  353.27|   0.41|  2.605|  1.137| 13.889|  29.45| 5.498|  78.28|78.43|611.527|
|_____|_________________|__________________|________|________|_______|_______|_______|_______|_______|______|_______|_____|_______|

 ______________________________________________________________________________________________________________
|Current Rate            |Principal Balance                  |Orig Term                |6/1 Rem Term           |
|________________________|___________________________________|_________________________|_______________________|
| 5.00- 5.49%        0.60| $0 - $25,000                  0.00|109 - 120 Mths       0.15|109 - 120 Mths     0.15|
| 5.50- 5.99%        3.03| $25,000 - $50,000             0.52|121 - 180 Mths       2.59|121 - 180 Mths     2.59|
| 6.00- 6.49%        9.15| $50,000 - $100,000           14.20|181 - 240 Mths       1.08|181 - 240 Mths     1.08|
| 6.50- 6.99%       22.97| $100,000 - $150,000          21.24|241 - 300 Mths       0.03|241 - 300 Mths     0.03|
| 7.00- 7.49%       15.41| $150,000 - $200,000          19.54|301 - 360 Mths      96.16|301 - 360 Mths    96.16|
| 7.50- 7.99%       21.95| $200,000 - $250,000          15.78|                         |                       |
| 8.00- 8.49%       10.18| $250,001 - $275,000           5.02|                         |                       |
| 8.50- 8.99%        9.86| $275,001 - $350,000          11.86|                         |                       |
| 9.00- 9.49%        2.75| $350,001 - $450,000           7.92|                         |                       |
| 9.50- 9.99%        2.58| $450,001 - $550,000           2.72|                         |                       |
|10.00-10.99%        1.19| $550,001 - $650,000           0.62|                         |                       |
|11.00-12.49%        0.32| $650,001 - $750,000           0.44|                         |                       |
|13.00-13.49%        0.01| $850,001 - $950,000           0.14|                         |                       |
|                        |                                   |                         |                       |
|________________________|___________________________________|_________________________|_______________________|
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|Geography         |Zip            |FICO          |OLTV              |Comb OLTV         |
|__________________|_______________|______________|__________________|__________________|
|California   24.89|93033      0.28|Missing   0.57| 0.01-50.00   3.74| 0.01-50.00   3.56|
|New York      9.89|94591      0.25|480-499   0.03| 50.01-60.0   4.99| 50.01-60.0   4.99|
|Massachuset   8.03|95624      0.25|500-519   7.12| 60.01-70.0  13.52| 60.01-70.0  13.55|
|Florida       7.32|11706      0.22|520-539   8.25| 70.01-75.0   9.67| 70.01-75.0   9.69|
|New Jersey    4.74|91910      0.21|540-559   7.75| 75.01-80.0  32.37| 75.01-80.0  32.24|
|Texas         3.66|92027      0.19|560-579   8.15| 80.01-85.0   9.90| 80.01-85.0   9.93|
|Illinois      3.55|02360      0.18|580-619  23.84| 85.01-90.0  16.14| 85.01-90.0  16.14|
|Virginia      3.27|93010      0.18|620-649  18.02| 90.01-95.0   7.52| 90.01-95.0   7.53|
|Colorado      2.57|91344      0.17|650-699  17.48| 95.01-97.0   0.05| 95.01-97.0   0.09|
|Pennsylvani   2.54|11368      0.17|700-749   6.35| 97.01-100.   1.93| 97.01-100.   2.11|
|Maryland      2.39|20111      0.17|750-799   2.39|100.01-103.   0.06|100.01-103.   0.06|
|Michigan      2.33|92880      0.17|800+      0.06|105.01-110.   0.08|105.01-110.   0.08|
|Connecticut   2.15|95121      0.17|              |110.01-115.   0.02|110.01-115.   0.02|
|*More*       22.68|*More*    97.39|              |*More*        0.02|*More*        0.02|
|__________________|_______________|______________|__________________|__________________|
 _________________________________________________________________________________________________________________________________
|Property Type                 |Purpose                  |Occupancy                |Doc                |Prepay Months  |Lien      |
|______________________________|_________________________|_________________________|___________________|_______________|__________|
|SINGLE FAMILY DETACHED   73.42|CASHOUT REFI        65.14|OWNER OCCUPIED      93.70|FULL DOC      59.15|    0     16.32| 1   99.81|
|PUD                      10.18|PURCHASE            25.58|NON-OWNER            4.98|OTHER         13.32|   12      5.90| 2    0.19|
|2-4 FAMILY                9.19|RATE/TERM REFI       9.26|SECOND HOME          1.32|STATED        27.53|   24     37.85|          |
|CONDO                     4.74|CONSTRUCTION         0.01|                         |                   |   30      0.27|          |
|MANUFACTURED HOUSING      1.07|                         |                         |                   |   36     36.16|          |
|SINGLE FAMILY ATT         1.00|                         |                         |                   |   48      0.23|          |
|HI-RISE CONDO             0.32|                         |                         |                   |   60      3.27|          |
|TOWNHOUSE                 0.07|                         |                         |                   |               |          |
|                              |                         |                         |                   |               |          |
|______________________________|_________________________|_________________________|___________________|_______________|__________|
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|Amort                    |6/1 MTR        |Margins          |1st Rate Cap |Per Rate Cap |Maxrate             |
|_________________________|_______________|_________________|_____________|_____________|____________________|
|15 YEAR ARM          1.16|Missing   30.13| Missing    30.11|   .    30.06|   .    30.06| N/A           30.06|
|2/28 LIBOR ARM      48.80|  6        0.05| 0.01-3.00   0.17|  1.00   0.05|  1.00  50.83|11.00-12.49%    6.01|
|3/27 LIBOR ARM      19.93| 13-24    48.79| 3.01-5.00  25.12|  1.50  18.34|  1.50  19.10|12.50-12.99%    9.87|
|6 MO LIBOR           0.05| 25-36    19.91| 5.01-6.00  25.45|  2.00   0.01|  2.00   0.01|13.00-13.49%    8.67|
|FIXED RATE          30.06|169-180    1.12| 6.01-6.50   8.06|  3.00  51.54|             |13.50-13.99%   15.90|
|                         |               | 6.51-7.00   5.22|             |             |14.00-14.49%    9.58|
|                         |               | 7.01-7.50   3.08|             |             |14.50-14.99%   11.13|
|                         |               | 7.51-8.00   1.73|             |             |15.00-15.49%    3.11|
|                         |               | 8.01-8.50   0.61|             |             |15.50-15.99%    3.80|
|                         |               | 8.51-9.00   0.30|             |             |16.00-16.49%    0.59|
|                         |               | 9.01-9.50   0.09|             |             |16.50-16.99%    0.93|
|                         |               | 9.51-10.0   0.03|             |             |17.00-17.49%    0.17|
|                         |               |10.51-11.0   0.02|             |             |17.50-17.99%    0.11|
|                         |               |                 |             |             |18.00-18.49%    0.05|
|                         |               |                 |             |             |19.00-19.49%    0.02|
|                         |               |                 |             |             |                    |
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|_________________________|_______________|_________________|_____________|_____________|____________________|



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